Exhibit 10.44

Schedule of Omitted Documents

Described below are certificates of incorporation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.21 to this registration statement.

Certificate of Incorporation of Kennedy-Wilson Property Services, Inc. filed in Delaware July 26, 2000.

Certificate of Incorporation of Kennedy-Wilson Property Equity, Inc. filed in Delaware July 26, 2000.

Certificate of Incorporation of Kennedy-Wilson Property Special Equity, Inc. filed in Delaware July 26, 2000.

Described below are certificates of incorporation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.25 to this registration statement.

Certificate of Incorporation of Kennedy-Wilson Property Equity II, Inc. filed in Delaware October 31, 2005.

Certificate of Incorporation of Kennedy-Wilson Property Special Equity II, Inc. filed in Delaware October 26, 2005.

Described below are certificates of formation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.17 to this registration statement.

Certificate of Formation of KW BASGF II Manager, LLC filed in Delaware September 5, 2006.

Certificate of Formation of KW Montclair, LLC filed in Delaware July 7, 2008.

Certificate of Formation of Dillingham Ranch Aina LLC filed in Delaware March 31, 2006.

Certificate of Formation of KW Dillingham Aina LLC filed in Delaware April 27, 2006.

Certificate of Formation of Kennedy Wilson Property Services III GP, LLC filed in Delaware November 19, 2008.

Described below are articles of incorporation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.32 to this registration statement.

Articles of Incorporation of Kennedy-Wilson Tech, Ltd. filed in California December 9, 1998.

Articles of Incorporation of KWP Financial I filed in California December 1, 2004.

Articles of Incorporation of K-W Santiago Inc. filed in California September 8, 1996, as amended on February 25, 1999.

Articles of Incorporation of Kennedy-Wilson International filed in California June 21, 1979, as amended on June 29, 1979, and further amended on June 9, 1992 and June 16, 1994.

Articles of Incorporation of Kennedy Wilson Real Estate Sales & Marketing (formerly KW Builder Marketing Services, Inc.) effective July 7, 2011, as amended on March 29, 2012, as further amended on March 12, 2015, as further amended on April 16, 2015, and as further amended on September 14, 2016.

Described below are certificates of formation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.36 to this registration statement.

Certificate of Formation of KWF Investors III, LLC filed in Delaware November 30, 2010.

Certificate of Formation of KWF Manager I, LLC filed in Delaware August 26, 2010.

Certificate of Formation of KWF Manager II, LLC filed in Delaware October 27, 2010.

Certificate of Formation of KWF Manager III, LLC filed in Delaware November 30, 2010.

Certificate of Formation of KW-Richmond, LLC filed in Delaware June 20, 2008.

Certificate of Formation of KW Blossom Hill Manager, LLC filed in Delaware September 9, 2008.

Certificate of Formation of KW Serenade Manager, LLC filed in Delaware August 16, 2010.

Certificate of Formation of KW Redmond Manager, LLC filed in Delaware May 27, 2008.

Certificate of Formation of KW Ireland, LLC filed in Delaware April 20, 2011.

Certificate of Formation of KWF Manager IV, LLC filed in Delaware April 20, 2011.

Certificate of Formation of KWF Investors IV, LLC filed in Delaware April 20, 2011.

Certificate of Formation of KWF Investors V, LLC filed in Delaware May 31, 2011.

Certificate of Formation of Meyers Research LLC filed in Delaware March 1, 2012.

Certificate of Formation of KW Armacoast, LLC filed in Delaware July 11, 2011.

Certificate of Formation of Santa Maria Land Partners Manager, LLC filed in Delaware October 18, 2011.

Certificate of Formation of KW Investment Adviser, LLC filed in Delaware January 18, 2012.

Certificate of Formation of KW Loan Partners VII, LLC filed in Delaware April 17, 2012.

Certificate of Formation of KW Four Points LLC filed in Delaware April 17, 2012.

Certificate of Formation of KWF Investors VII, LLC filed in Delaware May 16, 2012.

Certificate of Formation of KWF Manager VII, LLC filed in Delaware May 16, 2012.

Certificate of Formation of KW Residential Capital, LLC filed in Delaware June 8, 2012.

Certificate of Formation of KW Boise Plaza, LLC filed in Delaware June 8, 2012.

Certificate of Formation of KW Loan Partners VIII, LLC filed in Delaware June 13, 2012.

Certificate of Formation of KW EU Loan Partners III, LLC filed in Delaware July 22, 2012.

Certificate of Formation of KW EU Investors I, LLC filed in Delaware July 26, 2012.

Certificate of Formation of KW EU Loan Partners II, LLC filed in Delaware July 30, 2012.

Certificate of Formation of KW Harrington LLC filed in Delaware September 14, 2012.

Certificate of Formation of KW 5200 Lankershim Manager, LLC filed in Delaware August 14, 2012.

Certificate of Formation of KW Creekview Shopping Center, LLC filed in Delaware October 22, 2012.

Certificate of Formation of KW Currier Square Shopping Center, LLC filed in Delaware October 22, 2012.

Certificate of Formation of Country Ridge IX, LLC filed in Delaware October 22, 2012.

Certificate of Formation of KW EU Investors VIII, LLC filed in Delaware October 22, 2012.

Certificate of Formation of KWF Manager XIII, LLC filed in Delaware June 11, 2013.

Certificate of Formation of KW Richfield Plaza, LLC filed in Delaware September 11, 2013.

Certificate of Formation of KW 400 California Member, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW 9350 Civic Center Drive, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW Bozeman Investors, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW Camarillo Land, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW Cypress, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW CIG Management Services, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW Desert Ramrod Sponsor, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW Hanover Quay, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW Holiday Village Shopping Center, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW NB LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW Real Estate Venture XIII, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW Red Cliff Shopping Center, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW Securities, LLC filed in Delaware October 17, 2013.

Certificate of Formation of KW Victory Land Loan, LLC filed in Delaware November 26, 2013.

Certificate of Formation of KW Victory Plaza Loan, LLC filed in Delaware November 26, 2013.

Certificate of Formation of KW Park Santa Fe, LLC filed in Delaware March 10, 2014.

Certificate of Formation of KW Tacoma Condos, LLC filed in Delaware August 20, 2014.

Certificate of Formation of KW Taylor Yard 55, LLC filed in Delaware November 13, 2015.

Certificate of Formation of KW One Baxter Way GP, LLC filed in Delaware April 1, 2016.

Certificate of Formation of KW Riverdale and 36, LLC filed in Delaware September 29, 2016.

Certificate of Formation of KW Terra West Sponsor, LLC filed in Delaware April 4, 2017.

Certificate of Formation of Kennedy Wilson Property Equity VI, LLC filed in Delaware June 26, 2017.

Certificate of Formation of Kennedy Wilson Property Services VI, LLC filed in Delaware June 26, 2017.

Certificate of Formation of KW LV 3 Sponsor, LLC filed in Delaware October 11, 2017.

Described below are certificates of formation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.46 to this registration statement.

Certificate of Formation of KW 1200 Main, LLC filed in Delaware September 25, 2012.

Described below are certificates of formation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.34 to this registration statement.

Certificate of Formation of 68-540 Farrington, LLC filed in Delaware May 15, 2006.

Certificate of Formation of Kennedy Wilson Property Equity IV, LLC filed in Delaware May 9, 2011.

Described below are certificates of formation, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration statement pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.31 to this registration statement.

Certificate of Formation of Kennedy Wilson Property Services IV GP, LLC filed in Delaware January 28, 2011.

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.24 to this registration statement.

Bylaws of Kennedy-Wilson Properties, Ltd. effective June 30, 1998

Bylaws of Kennedy-Wilson Property Services, Inc. effective July 26, 2000

Bylaws of Kennedy-Wilson Property Special Equity, Inc. effective July 26, 2000.

Bylaws of Kennedy Wilson Overseas Investments, Inc. effective August 26, 2005.

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.26 to this registration statement.

Bylaws of Kennedy-Wilson Property Equity II, Inc. effective October 31, 2005.

Bylaws of Kennedy-Wilson Property Special Equity II, Inc. effective October 26, 2005.

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.33 to this registration statement.

Bylaws of Kennedy-Wilson Tech, Ltd. effective December 11, 1998.

Bylaws of KWP Financial I effective December 1, 1994.

Bylaws of Kennedy Wilson Auction Group Inc. effective July 31, 2007.

Bylaws of Kennedy Wilson Real Estate Sales & Marketing (formerly KW Builder Marketing Services, Inc.) effective July 11, 2011.

Bylaws of K-W Santiago Inc. effective September 8, 1998.

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.27 to this registration statement.

Bylaws of Kennedy-Wilson International.

Described below are limited liability company agreements, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.38 to this registration statement.

Limited Liability Company Agreement of KWF Manager II, LLC effective November 1, 2010.

Limited Liability Company Agreement of KWF Manager III, LLC effective November 30, 2010.

Limited Liability Company Agreement of KWF Manager IV, LLC effective June 13, 2011.

Described below are limited liability company agreements, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.07 to this registration statement.

Limited Liability Company Agreement of Meyers Research, LLC effective March 1, 2012.

Limited Liability Company Agreement of Santa Maria Land Partners Manager, LLC effective October 18, 2011.

Limited Liability Company Agreement of KW Ireland, LLC effective July 14, 2011.

Limited Liability Company Agreement of KW Four Points LLC effective April 18, 2012.

Limited Liability Company Agreement of KW Loan Partners VII, LLC effective April 19, 2012.

Limited Liability Company Agreement of KWF Investors VII, LLC effective May 16, 2012.

Limited Liability Company Agreement of KWF Manager VII, LLC effective May 16, 2012.

Limited Liability Company Agreement of KW Loan Partners VIII, LLC effective June 14, 2012.

Limited Liability Company Agreement of KW Boise Plaza, LLC effective July 23, 2012.

Limited Liability Company Agreement of KW EU Loan Partners II, LLC effective July 30, 2012.

Amended and Restated Limited Liability Company Agreement of Kennedy Wilson Property Services IV GP, LLC effective December 7, 2015.

Limited Liability Company Agreement of KW Real Estate Venture XIII, LLC effective March 12, 2013, as amended on April 16, 2014.

Limited Liability Company Agreement of KW 1200 Main, LLC effective September 25, 2012.

Limited Liability Company Agreement of KW Harrington LLC effective September 17, 2012.

Limited Liability Company Agreement of KW 5200 Lankershim Manager, LLC effective October 29, 2012.

Described below are limited liability company agreements, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.06 to this registration statement.

Limited Liability Company Agreement of KW Residential Capital, LLC effective June 8, 2012.

Limited Liability Company Agreement of KWF Investors VIII, LLC effective August 3, 2012.

Amended and Restated Limited Liability Company Agreement of KWF Manager XIII, LLC effective June 12, 2013.

Second Amended and Restated Limited Liability Company Agreement of KW EU Loan Partners III, LLC effective July 30, 2013.

Second Amended and Restated Limited Liability Company Agreement of KW EU Investors I, LLC effective July 30, 2013.

Amended and Restated Limited Liability Company Agreement of KW Richfield Plaza, LLC effective September 11, 2013.

Amended and Restated Limited Liability Company Agreement of KW Creekview Shopping Center, LLC effective September 18, 2013.

Amended and Restated Limited Liability Company Agreement of KW Currier Square Shopping Center, LLC effective September 18, 2013.

Amended and Restated Limited Liability Company Agreement of KW Victory Plaza Loan, LLC effective November 26, 2013.

Amended and Restated Limited Liability Company Agreement of KW Victory Land Loan, LLC effective November 26, 2013.

Amended and Restated Limited Liability Company Agreement of KW EU Investors VIII, LLC effective January 28, 2014.

Amended and Restated Limited Liability Company Agreement of KW Park Santa Fe, LLC effective March 10, 2014.

Amended and Restated Limited Liability Company Agreement of KW Red Cliff Shopping Center, LLC effective February 20, 2015.

Amended and Restated Limited Liability Company Agreement of KW Cypress, LLC effective July 18, 2014.

Amended and Restated Limited Liability Company Agreement of KW Holiday Village Shopping Center, LLC effective August 6, 2015.

Amended and Restated Limited Liability Company Agreement of KW Tacoma Condos, LLC effective August 20, 2014.

Amended and Restated Limited Liability Company Agreement of KW Desert Ramrod Sponsor, LLC effective October 14, 2014.

Amended and Restated Limited Liability Company Agreement of KW 9350 Civic Center Drive, LLC effective October 22, 2015.

Amended and Restated Limited Liability Company Agreement of KW Taylor Yard 55, LLC effective November 13, 2015.

Limited Liability Company Agreement of KW Hilltop Manager II, LLC effective January 11, 2016.

Amended and Restated Limited Liability Company Agreement of KW Bozeman Investors, LLC effective March 28, 2016.

Amended and Restated Limited Liability Company Agreement of KW One Baxter Way GP, LLC effective April 1, 2016.

Amended and Restated Limited Liability Company Agreement of KW Securities, LLC effective September 29, 2016.

Amended and Restated Limited Liability Company Agreement of KW Riverdale and 36, LLC effective September 29, 2016.

Amended and Restated Limited Liability Company Agreement of KW 400 California Member, LLC effective November 29, 2016.

Amended and Restated Limited Liability Company Agreement of KW CIG Management Services, LLC effective December 22, 2016.

Amended and Restated Limited Liability Company Agreement of KW Terra West Sponsor, LLC effective April 5, 2017.

Amended and Restated Limited Liability Company Agreement of KW Hanover Quay, LLC effective May 9, 2017.

Amended and Restated Limited Liability Company Agreement of Kennedy Wilson Property Equity VI, LLC effective June 26, 2017.

Amended and Restated Limited Liability Company Agreement of Kennedy Wilson Property Services VI, LLC effective June 27, 2017.

Amended and Restated Limited Liability Company Agreement of KW LV 3 Sponsor, LLC effective October 11, 2017.

Amended and Restated Limited Liability Company Agreement of KW NB LLC effective November 28, 2017.

Amended and Restated Limited Liability Company Agreement of KW Camarillo Land, LLC effective November 29, 2017.

Described below are limited liability company agreements, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.18 to this registration statement.

Limited Liability Company Agreement of Kennedy Wilson Property Services III GP, LLC effective November 30, 2008.

Described below are bylaws, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.37 to this registration statement.

Limited Liability Company Agreement of KWF Investors I, LLC effective September 1, 2010.

Limited Liability Company Agreement of SG KW Venture I Manager, LLC effective December 28, 2009.

Amended and Restated Limited Liability Company Agreement of KW Loan Partners I LLC effective March 30, 2010.

Limited Liability Company Agreement of KWF Investors IV, LLC effective June 13, 2011.

Limited Liability Company Agreement of KWF Investors V, LLC effective June 13, 2011.

Described below are agreements of limited partnership, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.15 to this registration statement.

Agreement of Limited Partnership of Kennedy Wilson Property Services IV, L.P. effective January 28, 2011.

Described below are Operating Agreements, or instruments corresponding thereto, and any amendments, of the Subsidiary Guarantors which have not been filed as exhibits to this registration pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 3.49 to this registration statement.

Operating Agreement of KW Serenade Manager, LLC effective August 23, 2010.

Operating Agreement of KW Redmond Manager, LLC effective June 25, 2008.

Operating Agreement of KW Dillingham Aina LLC effective May 19, 2006.